UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 6, 2020

Ameri Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-38286	95-4484725
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5000 Research Court, Suite 750, Suwanee, Georgia	30024
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (770) 935-4152

(Former Name or Former Address, If Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock $0.01 par value per share	AMRH	The NASDAQ Stock Market LLC
Warrants to Purchase Common Stock	AMRHW	The NASDAQ Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Maturity Extension and Forbearance Agreement

On May 6, 2020 Ameri Holdings, Inc., a Delaware corporation (the “Company”) entered into a Maturity Extension and Forbearance Agreement (“Agreement”) with the holder of the Company’s 5% convertible promissory notes, in the aggregate face amount of $1,500,000, issued on November 26, 2019 and January 14, 2020 (each a “Debenture” and collectively, the “Debentures”). Pursuant to the Agreement (i) the holder agreed to extend the Maturity Date of the Debentures to from May 26, 2020 to September 30, 2020, (ii) the Company may now prepay each Debenture at any time, with accrued interest to the date of such payment, but no other premium or penalty, and (iii) the parties changed the definition of “Permitted Indebtedness” in the Debentures so as to permit indebtedness issued pursuant to the Coronavirus Aid, Relief, and Economic Security (CARES) Act or related or similar governmental programs including disaster-relief or pandemic-relief programs designed to help businesses in the wake of the Coronavirus pandemic. In consideration for entering into the Agreement the Company agreed to issue to the holder a prepaid warrant (the “Warrant”) to purchase up to 646,094 shares of the Company’s common stock. The Warrant shall be exercisable, commencing on May 6, 2020 until exercised in full, at a price of $0.001 per share, and shall also be exercisable on a cashless basis. The holder of the Warrant will not have the right to exercise any portion of its Warrant if the holder, together with its affiliates, would beneficially own in excess of 4.99% (or at the election of a holder prior to the date of issuance, 9.99%) of the number of shares of Common Stock outstanding immediately after giving effect to such exercise (the "Beneficial Ownership Limitation"); provided, however, that upon 61 days' prior notice to the Company, the holder may increase the Beneficial Ownership Limitation, but not to above 9.99%. The exercise price and number of shares of Common Stock issuable upon the exercise of the Warrant will be subject to adjustment in the event of any stock dividend, stock split, reverse stock split, certain subsequent rights offerings, recapitalization, reorganization or similar transaction, as described in the Warrant.

The Warrant will not be listed for trading on any national securities exchange. The Warrant and the shares issuable upon exercise of the Warrant (the “Warrant Shares”) are not currently registered under the Securities Act of 1933, as amended (the "Securities Act").

The Company also agreed, pursuant to a Registration Rights Agreement, to file a registration statement on Form S-3 (or other appropriate form if the Company is not then S-3 eligible) by the second trading day following the effective date of the Company’s registration statement on Form S-4 with respect to the acquisition of Jay Pharma Inc. by the Company (as announced on Form 8-K dated January 10, 2020) to provide for the resale of the Warrant Shares, and will be obligated to use commercially reasonable efforts to cause such registration to become effective within 30 days following the filing date and to keep such registration statement effective until the date (i) upon which the holder no longer owns the Warrant or any Warrant Shares or (ii) the Warrant Shares may be sold without volume or manner-of-sale restrictions pursuant to Rule 144 and without the requirement for the Company to be in compliance with the current public information requirement under Rule 144.

The foregoing descriptions of the material terms of the Maturity Extension and Forbearance Agreement, the Registration Rights Agreement and the Warrant do not purport to be complete and are qualified in their entirety by reference to the full text of the Maturity Extension and Forbearance Agreement, the Registration Rights Agreement and the Warrant, copies of which are filed herewith as Exhibits 10.1, 10.2 and 10.3, respectively, and are incorporated herein by reference.

Amalgamation Amendment Agreement

On May 6, 2020, the Company entered into an Amalgamation Amendment Agreement (the “Amendment”) to amend that certain Amalgamation Agreement dated January 10, 2020, by and between Ameri Holdings, Inc., Jay Pharma Merger Sub, Inc. (“Merger Sub”), Jay Pharma Inc. (“Jay Pharma”), Jay Pharma ExchangeCo, Inc. (“ExchangeCo”), and Barry Kostiner (the “Amalgamation Agreement”).  Pursuant to the Amendment, the parties agreed that (i) at the Effective Time, Ameri Holdings, Inc. shall issue to the holder of a certain note issued by Jay Pharma, series B warrants (the “Series B Warrants”) to acquire 8,100,000 shares of common stock of the company resulting from the amalgamation, and (ii) providing for certain registration rights, pursuant to a Registration Statement on Form S-4, of the Series B Warrants and the shares issuable upon exercise of the Series B Warrants. The Series B Warrants shall be exercisable for a period of five years commencing on the ninetieth (90th) day after the later of the last day of the Lock-up Period and leak-out Period (accelerated or otherwise) set forth in the Lock-up agreement to be executed by the holders of Jay Pharma securities in connection with the Amalgamation, at a price of $0.01 per share, and shall also be exercisable on a cashless basis.

The holder of the Series B Warrant will not have the right to exercise any portion of its Series B Warrant if the holder, together with its affiliates, would beneficially own in excess of 9.99% of the number of shares of Common Stock outstanding immediately after giving effect to such exercise (the "Beneficial Ownership Limitation"). The exercise price and number of shares of Common Stock issuable upon the exercise of the Series B Warrant will be subject to adjustment in the event of any stock dividend, stock split, reverse stock split, certain subsequent rights offerings, recapitalization, reorganization or similar transaction, as described in the Series B Warrant.

The foregoing descriptions of the material terms of the Amalgamation Amendment Agreement and the Series B Warrant do not purport to be complete and are qualified in their entirety by reference to the full text of the Amalgamation Amendment Agreement and the Series B Warrants, copies of which are filed herewith as Exhibits 10.4 and 10.5, respectively, and are incorporated herein by reference.

Note Amendment Agreement

On May 6, 2020, Jay Pharma Inc. (the “Borrower”) entered into a Note Amendment Agreement (“Note Amendment”) with the holder of a certain secured promissory note dated January 10, 2020, in the principal amount of $1,500,000 (the “Note”). Pursuant to the Note Amendment, (i) the parties agreed to extend the maturity date of the Note to the earliest of (a) September 30, 2020, and (b) the date on  which all amounts under the Note shall become due and payable.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information provided in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item. 3.02	Unregistered Sales of Equity Securities.

On May 6, 2020, pursuant to the Maturity Extension and Forbearance Agreement described in Item 1.01 of this Current Report on Form 8-K, the Company agreed to issue the Warrant to the holder of the Debentures. The issuance of the Warrant was made in reliance upon the exemption from registration under the Securities Act of 1933, as amended, afforded by Section 4(a)(2) and Rule 506 of Regulation D promulgated thereunder.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

10.1	Form of Maturity Extension and Forbearance Agreement, dated May 6, 2020
10.2	Form of Registration Rights Agreement, dated May 6, 2020
10.3	Form of Pre-Funded Warrant, dated May 6, 2020
10.4	Form of Amalgamation Amendment Agreement, dated May 6, 2020, by and between AMERI Holdings, Inc., Jay Pharma Merger Sub, Inc., Jay Pharma Inc., Jay Pharma ExchangeCo, Inc. and Barry Kostiner.
10.5	Form of Series B Warrant, dated May 6, 2020

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

May 6, 2020	AMERI HOLDINGS, INC.

	By:	/s/ Barry Kostiner
Name: Barry Kostiner
Title: Chief Financial Officer